ADVISER AND ADMINISTRATOR
      Aquila Management Corporation
      380 Madison Avenue, Suite 2300
      New York, New York 10017

INVESTMENT SUB-ADVISER
      Ferguson, Wellman, Rudd,
        Purdy & Van Winkle, Inc.
      888 SW Fifth Avenue, Suite 1200
      Portland, OR 97204-2026

BOARD OF TRUSTEES
      Lacy B. Herrmann, Chairman
      Vernon R. Alden
      Warren C. Coloney
      James A. Gardner
      Diana P. Herrmann
      Ann R. Leven
      Raymond H. Lung
      Richard C. Ross

OFFICERS
      Lacy B. Herrmann, President
      Sue McCarthy-Jones, Senior Vice President
      Nancy Kayani, Vice President
      Rose F. Marotta, Chief Financial Officer
      Richard F. West, Treasurer
      Edward M.W. Hines, Secretary

DISTRIBUTOR
      AQUILA DISTRIBUTORS, INC.
      380 Madison Avenue, Suite 2300
      New York, New York 10017

TRANSFER AND SHAREHOLDER SERVICING AGENT
      PFPC Inc.
      400 Bellevue Parkway
      Wilmington, Delaware 19809

CUSTODIAN
      BANK ONE TRUST COMPANY, N.A.
      100 East Broad Street
      Columbus, Ohio 43271

INDEPENDENT AUDITORS
      KPMG PEAT MARWICK LLP
      345 Park Avenue
      New York, New York 10154


Further information is contained in the Prospectus, which must precede or accompany this report.

SEMI-ANNUAL
REPORT

SEPTEMBER 30, 1997


AQUILA

CASCADIA
EQUITY FUND

[Graphic: Small picture of an antique pocket watch in front of a larger picture of a cascading waterfall]

ONE OF THE
AQUILASM GROUP
OF FUNDS

AQUILA CASCADIA EQUITY FUND
SEMI-ANNUAL REPORT

"VALUE ORIENTATION AND THE
LONGER-TERM VIEWPOINT"

November 17, 1997

Dear Investor:

            We are pleased to provide you with this Semi-Annual Report for Aquila Cascadia Equity Fund for the six-month period ended September 30, 1997.

THE CASCADIA REGION

            As you are most likely aware, the Cascadia region - consisting of Oregon, Washington, Idaho, Utah, Nevada, Alaska, and Hawaii - continues to flourish. Projections for employment, population growth, and economic activity for this region remain consistently above the national average. Aquila Cascadia Equity Fund was specifically designed to allow investors to participate in the dynamic growth possibilities of this area.

            Aquila Cascadia Equity Fund has focused its investments on growth-oriented companies having a significant business presence in the Pacific Northwest region of our country. We believe now - as strongly as we did at inception of the Fund a little over a year ago - that this region will remain an attractive investment area. Furthermore, we believe that our strategy with the Fund's investment portfolio is both sound and viable.

            At September 30, 1997, the companies whose securities made up the 10 largest common stock holdings in the portfolio were:


   COMPANY                            STATE                % OF NET ASSETS
   Fred Meyer Inc.                    Oregon               3.4%
   Washington Federal Inc             Washington           3.2%
   Costco Cos Inc.                    Washington           3.2%
   Washington Mutual Inc.             Washington           2.9%
   Intel Corp.                        Oregon               2.8%
   First Hawaiian Inc                 Hawaii               2.6%
   Schnitzer Steel Industries         Oregon               2.4%
   Atlantic Richfield Co.             California           2.4%
   PACCAR Inc.                        Washington           2.3%
   SAFECO Corp.                       Washington           2.2%

THE FUND'S INVESTMENT STRATEGY

            A locally-based organization was specifically sought out and chosen as portfolio manager in order to take maximum advantage of the investment opportunities available. The investment approach of the Cascadia Fund is basically one in which it invests in situations "in your own backyard" of the Pacific Northwest region.

            Our portfolio manager, located in Portland, Oregon, searches for investment situations which, at the time of purchase, are considered undervalued in the marketplace. Since inception of Aquila Cascadia Equity Fund, the investment approach taken has been one of being value-oriented in security selection. As such, the investment manager seeks out securities which possess inherent value and which can be obtained at prices which are reasonable within the marketplace. The key to this approach is to capture upside potential while at the same time limiting downside risks in price movements to the maximum extent practicable.

            In general, we search for companies which have a strong presence in their specific market and which possess upward momentum in earnings and cash flow.

            It must be recognized, however, that with the emphasis on value-oriented investing, it is sometimes difficult to put a specific timetable upon when the market will recognize the full potential inherent in the securities. Aquila Cascadia Equity Fund should not be viewed as a "get rich quick" vehicle. Rather, you should instead look upon your investment in the Fund as a vehicle which provides sound longer-term capital appreciation possibilities.

THE FUND'S RETURN

            Our primary goal is to offer you an attractive average annual return while still mitigating price volatility risks along the way. This means that the price of individual portfolio securities, as well as the Fund's shares, should, in general, not suffer declines in adverse markets as substantial as those of other equity investments. Conversely, the price of the Fund's shares should still appreciate nicely over time.

            Part of our strategy in this value-oriented approach involves choosing securities for the Fund's portfolio when they have lower price earnings ratios than the norm for these types of companies. This approach should result in the Fund's share price being less volatile in a "bear market" than a portfolio which possesses stocks having inflated price earnings ratios.

            The benefit of the Fund's value-oriented approach became vividly evident during the late October sell-off in the securities market. While the market, as measured by many indices, lost an average of 7%, the price of the Fund's shares declined quite a bit less. Moreover, we are pleased to note that the price of the Fund's shares recovered quickly from its temporary decline.

            It is noteworthy to point out that the latest sell-off of the market was prompted by problems that exist in the Far East. Because of the high growth rate potential of this region, we anticipate that these problems will be solved over time. It is further worth noting that a number of mutual funds have been created to invest in this region which since their inception attracted a substantial amount of money. However, what started out to be an interesting situation has turned out to be a more difficult one with which to cope.

            Unlike investing "in your own backyard," such as Aquila Cascadia Equity Fund does, investing globally has many problems with which to cope. Specifically, you have to worry about currency fluctuations, accounting systems, and liquidity of markets. As a consequence, the Cascadia region has many plusses that some of those formerly "hot" regions by their very nature do not.

            In general, since the Fund started its investment operations on September 9, 1996, Aquila Cascadia Equity Fund has produced credible ABSOLUTE returns to date. Specifically, the Fund's return on Class A Shares, based upon maximum public offering price, since inception on September 9, 1996 through the period ending September 30, 1997, was at the AVERAGE ANNUAL RATE OF 25.56%*. The return on the Class Y Shares for the same period of September 9, 1996 through September 30, 1997 was at the AVERAGE ANNUAL RATE OF 30.95%.

            When viewing the value-oriented approach of Aquila Cascadia Equity Fund, we tend to liken the Fund to a solid baseball hitter in the major leagues. The Fund would not necessarily be classified as a superstar consistently hitting homeruns over the fence or striking out. Rather, it is our objective to have the Fund consistently hit singles, doubles, and triples. We believe that in most circumstances, the Fund would be considered an asset to any team.

LONGER-TERM OUTLOOK

            It is our longer-term goal for Aquila Cascadia Equity Fund to provide shareholders a high level of ABSOLUTE capital appreciation. In doing so, our strategy is designed to also include controlling price volatility to the maximum extent possible.

YOUR CONFIDENCE IS APPRECIATED

            Your investment in Aquila Cascadia Equity Fund is greatly appreciated. We value your trust and will strive to merit your continued confidence.

                                                   Sincerely,
                                                   /s/ Lacy B. Herrmann
                                                   Lacy B. Herrmann
                                                   President and Chairman
                                                     of the Board of Trustees


            *The Class A Share return takes into consideration the maximum sales charge of 4.25%. Such performance data quoted represents past performance and is not indicative of future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Returns would be less if full management fees and expenses had been applied. As of 9/30/97, the Fund's Class A share average annual total return for the pa st one-year period was 23.76%. The Fund's Class Y share average annual total return for the past one-year period was 29.44%.

                          AQUILA CASCADIA EQUITY FUND
                           STATEMENT OF INVESTMENTS
                         SEPTEMBER 30, 1997 (UNAUDITED)

                                                                  MARKET
  SHARES           COMMON STOCKS                                   VALUE

                   Aerospace/Defense - 1.8%
   3,000           Boeing                                         $ 163,313
   1,150           Thiokol Corp.                                     98,900
                                                                    262,213

                   Automotive - 2.3%
   6,000           PACCAR Inc.                                      336,000

                   Building Materials - 3.9%
  19,300           Building Materials Holding#                      252,106
   7,700           Eagle Hardware and Garden #                      151,593
   6,430           TJ International Inc.                            164,367
                                                                    568,066

                   Communications - 2.3%
   3,700           AT&T Corporation                                 163,956
   3,600           GTE Corp                                         163,350
                                                                    327,306

                   Computer Products and Services - 11.5%
  26,520           Casino Data Systems #                            149,175
   1,890           Hewlett-Packard Co.                              131,473
   4,670           In Focus Systems Inc.#                           104,491
   4,430           Intel Corp.                                      408,944
   6,210           Iomega Corp.#                                    162,236
   6,870           Micron Electronics Inc.#                         120,225
   2,340           Microsoft Corp.#                                 309,611
  11,230           Pragitzer Industries Inc.#                       155,816
   5,020           Sequent Computer Systems Inc. #                  124,559
                                                                  1,666,530

                   Consumer Products and Services - 14.1%
   6,880           Albertsons Inc.                                  239,940
  10,520           American Stores Co.                              256,425
  12,200           Costco Cos Inc.#                                 459,025
   9,800           Hollywood Entertainment Corp. #                  128,013
   9,100           Fred Meyer Inc.#                                 484,575
   4,800           Nike Inc. Class B                                254,400
   5,320           Quality Food Centers Inc. #                      217,788
                                                                  2,040,166

                   Electronics - 3.8%
   2,740           Electro Scientific Industries Inc. #             167,140
   2,440           Fluke Corp.                                      131,760
   9,300           Mosaix #                                          99,394
   2,250           Tektronix Inc.                                   151,735
                                                                    550,029

                   Financial Services - 16.4%
   9,600           First Hawaiian Inc.                              381,600
   5,100           Interwest Bancorp Inc.                           205,275
   6,300           Klamath First Bancorp Inc.                       139,388
   2,150           National Bancorp of Alaska Inc.                  202,100
   1,400           Pacific Century Financial Corp.                   75,512
   6,000           SAFECO Corp.                                     318,000
   1,585           US Bancorp                                       152,953
  15,730           Washington Federal Inc.                          466,001
   6,000           Washington Mutual Inc.                           418,500
                                                                  2,359,329

                   Food and Beverage - 2.7%
   2,210           McDonalds Corp.                                  105,251
   6,550           Nabisco Holdings Corp.                           278,784
                                                                    384,035

                   Healthcare - 1.8%
   7,150           Sierra Health Services #                         261,869

                   Household Products - 1.6%
  12,420           Paragon Trade Brands Inc.#                       230,546

                   Leisure Time - 0.9%
   4,400           Mirage Resorts Inc.#                             132,550

                   Machinery - 2.0%
   7,000           Cascade Corp.                                    138,250
   3,850           Esterline Technology Corp.#                      150,150
                                                                    288,400

                   Medical Products - 5.9%
   3,800           ATL Ultrasound Inc.#                             177,650
  10,500           Ballard Medical Products                         253,313
   2,369           Baxter International Inc.                        123,780
  10,000           Spacelabs Medical Inc.#                          218,750
   7,000           Theratech#                                        81,375
                                                                    854,868

                   Metal Processing - 4.4%
   4,800           Northwest Pipe Co.#                              129,600
   5,700           Oregon Steel Mills Inc.                          154,612
  10,300           Schnitzer Steel Industries                       346,338
                                                                    630,550

                   Natural Gas - 6.9%
   4,200           Apache Corp.                                     180,075
   4,050           Atlantic Richfield Co.                           346,022
   6,400           Valero Energy Corp.                              210,000
   5,450           Williams Companies Inc.                          255,128
                                                                    991,225

                   Paper and Related Products - 3.7%
   3,950           Pope & Talbot Inc.                                83,691
   4,100           Weyerhaeuser Co.                                 243,437
   5,200           Willamette Industries                            198,900
                                                                    526,028

                   Railroad - 1.2%
  10,050           Greenbrier Companies Inc.                        168,337

                   Specialized Services - 1.0%
   5,400           Franklin Covey Co.#                              150,863

                   Transportation - 2.6%
   4,150           Alaska Air Group Inc.#                           136,431
   5,000           Amerco #                                         152,500
  12,920           Reno Air Inc.#                                    92,863
                                                                    381,794

                   Utilities - 7.6%
   5,800           Hawaiian Electric Industries                     217,137
   8,900           Nevada Power Co.                                 195,800
  13,350           Pacificorp                                       298,706
   3,545           PG&E Corp.                                        82,200
   7,300           Puget Sound  Energy, Inc.                        194,363
   5,200           Washington Water Power                           104,000
                                                                  1,092,206


                   Total Common Stocks
                      (cost $11,912,257*)           98.4%        14,202,910
                   Other assets in excess
                      of liabilities                 1.6            230,349
                   Net Assets                      100.0%      $ 14,433,259


                   * Cost for Federal tax purposes is identical.
                   # Non-income producing security.

See accompanying notes to financial statements.

                      AQUILA CASCADIA EQUITY FUND
                 STATEMENT OF ASSETS AND LIABILITIES
                   SEPTEMBER 30, 1997 (UNAUDITED)

ASSETS
  Investments at market value (identified cost $11,912,257)      $ 14,202,910
  Cash                                                                 93,577
  Receivable for Fund shares sold                                      84,500
  Deferred organization expenses (note 2)                              77,049
  Dividends receivable                                                  6,014
    Total assets                                                   14,464,050

LIABILITIES
  Management fees payable                                              20,540
  Accrued expenses                                                      7,367
  Distribution fees payable                                             2,694
  Payment for Fund shares redeemed                                        190
    Total liabilities                                                  30,791

NET ASSETS                                                       $ 14,433,259

  Net Assets consist of:
  Capital Stock - Authorized an unlimited number of shares,
   par value $.01 per share                                      $      9,047
  Additional paid-in capital                                       12,076,342
  Accumulated net gain on investments                                  57,217
  Net unrealized appreciation on investments                        2,290,653
                                                                 $ 14,433,259

CLASS A
  Net Assets                                                     $  2,396,390
  Capital shares outstanding                                          150,378
  Net asset value and redemption price per share                 $      15.94
  Offering price per share (100/95.75 of $15.94 adjusted
     to nearest cent)                                            $      16.65

CLASS C
  Net Assets                                                     $    589,963
  Capital shares outstanding                                           37,164
  Net asset value and offering price per share                   $      15.87
  Redemption price per share (*varies by length of time
     shares are held)                                            $          *

CLASS Y
  Net Assets                                                     $ 11,446,906
  Capital shares outstanding                                          717,169
  Net asset value, offering and redemption price per share       $      15.96

See accompanying notes to financial statements.

                       AQUILA CASCADIA EQUITY FUND
                         STATEMENT OF OPERATIONS
                FOR THE SIX MONTHS ENDED SEPTEMBER 30, 1997
                             (unaudited)

INVESTMENT INCOME:
    Dividends                                                     $    90,452

Expenses:
    Management fees (note 3)                            $ 86,818
    Transfer and shareholder servicing agent fees         15,000
    Shareholders' reports                                 11,000
    Legal fees                                            11,000
    Amortization of organization expenses (note 2)         9,860
    Registration fees                                      8,000
    Audit and accounting fees                              5,000
    Trustees' fees and expenses                            5,000
    Distribution and service fees (note 3)                 4,863
    Custodian fees (note 6)                                1,615
    Miscellaneous                                          1,710
                                                         159,866

    Management fees waived (note 3)                      (66,278)
    Expenses paid indirectly (note 6)                     (1,615)
      Net expenses                                                     91,973
      Net investment loss                                              (1,521)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
    Net realized gain from securities transactions        65,816
    Unrealized appreciation on investments             2,336,508
    Net realized and unrealized gain on investments                 2,402,324
    Net increase in net assets resulting from
       operations                                                 $ 2,400,803

See accompanying notes to financial statements.

                       AQUILA CASCADIA EQUITY FUND
                   STATEMENT OF CHANGES IN NET ASSETS
                              (UNAUDITED)

                                            Six Months         Period
                                            Ended              Ended
                                            Sept. 30, 1997     March 31, 1997*

OPERATIONS:
  Net investment loss                        $     (1,521)       $       -
  Net realized gain (loss) from
    securities transactions                        65,816              (8,598)
  Unrealized appreciation (depreciation)
    on investments                              2,336,508             (45,855)
    Change in net assets from operations        2,400,803             (54,453)

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 5):
  Class A Shares:
  Net investment income                              -                   -
  Net realized gain on investments                   -                   -

  Class C Shares:
  Net investment income                              -                   -
  Net realized gain on investments                   -                   -

  Class Y Shares:
  Net investment income                              -                   -
  Net realized gain on investments                   -                   -
    Change in net assets from distributions          -                   -

CAPITAL SHARE TRANSACTIONS (NOTE 7):
  Proceeds from shares sold                     2,808,758          10,689,463
  Reinvested dividends and distributions             -                   -
  Cost of shares redeemed                        (135,748)         (1,276,565)
    Change in net assets from capital
       share transactions                       2,673,010           9,412,898
    Change in net assets                        5,073,813           9,358,445

NET ASSETS:
    Beginning of period                         9,359,446               1,001
    End of period                            $ 14,433,259         $ 9,359,446


*For the period August 13, 1996 (commencement of operations) through March
 31, 1997.

See accompanying notes to financial statements.

                  AQUILA CASCADIA EQUITY FUND
                 NOTES TO FINANCIAL STATEMENTS
                         (UNAUDITED)

1.  ORGANIZATION

    Aquila Cascadia Equity Fund (the "Fund"), is a diversified open-end investment company organized as a Massachusetts business trust. The Fund began its current investment operations as a capital appreciation fund on September 9, 1996.

    The Fund is authorized to issue an unlimited number of shares and began offering Class A, Class C and Class Y shares on August 13, 1996. Class A shares are sold with a front-payment sales charge and bear an annual service fee. Class C shares are sold with a level-payment sales charge with no payment at time of purchase but level service and distribution fees from date of purchase through a period of six years thereafter. A contingent deferred sales charge of 1% is assessed to any Class C shareholder who redeems shares of this Class within one year from the date of purchase. The Class Y shares are only offered to institutions acting for an investor in a fiduciary, advisory, agency, custodian or similar capacity. They are not available to individual retail investors. Class Y shares are sold at net asset value without any sales charge, redemption fees, contingent deferred sales charge or distribution or service fees. All classes of shares represent interests in the same portfolio of investments in the Fund and are identical as to rights and privileges. They differ only with respect to the effect of sales charges, the distribution and/or service fees borne by the respective class, expenses specific to each class, voting rights on matters affecting a single class and the exchange privileges of each class.

2.  SIGNIFICANT ACCOUNTING POLICIES

    The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

       a) PORTFOLIO VALUATION: Securities listed on a national securities exchange or designated as national market system securities are valued at the last sale price on such exchanges or market system or, if there has been no sale that day, at the bid price. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or at the direction of the Board of Trustees. Short-term investments maturing in 60 days or less are valued at amortized cost.

       b) SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME:
          Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis.

       c) FEDERAL INCOME TAXES: The Fund intends to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code (the "Code") applicable to certain investment companies. The Fund intends to make distributions of income and securities profits sufficient to relieve it from all, or substantially all, Federal income and excise taxes.

       d) ORGANIZATION EXPENSES: The Fund's organizational expenses have been deferred and are being amortized on a straight-line basis over five years.

       e) ALLOCATION OF EXPENSES: Expenses, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributed to a particular class, are charged directly to such class.

       f) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3.  FEES AND RELATED PARTY TRANSACTIONS

a)  MANAGEMENT ARRANGEMENTS:

    Management affairs of the Fund are conducted through two separate management arrangements.

    Aquila Management Corporation, the Fund's founder and sponsor, serves as Adviser and Administrator (the "Adviser") for the Fund under an Advisory and Administration Agreement. Under this agreement, the Adviser provides such advisory services to the Fund, in addition to those services provided by the Sub-Adviser, as the Adviser deems appropriate. Besides its advisory services, it also provides all administrative services, other than those relating to its investment portfolio handled by the Sub-Adviser. This includes providing the office of the Fund and all related services as well as overseeing the activities of all the various support organizations to the Fund such as the shareholder servicing agent, custodian, legal counsel, auditors and distributor and additionally maintaining the Fund's accounting books and records. For its services, the Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.80 of 1% on the first $15 million; 0.65 of 1% on the next $35 million and 0.50 of 1% on the excess above $50 million.

    The Fund also has an Investment Sub-Advisory Agreement with Ferguson, Wellman, Rudd, Purdy & Van Winkle, Inc. (the "Sub-Adviser"). Under this agreement, the Sub-Adviser supervises the investment program of the Fund and the composition of its portfolio, and provides for daily pricing of the Fund's portfolio. For its services, the Sub-Adviser is entitled to receive a fee which is payable monthly and computed as of the close of business each day on the net assets of the Fund at the following annual rates; 0.70 of 1% on the first $15 million; 0.55 of 1% on the next $35 million and 0.40 of 1% on the excess above $50 million.

    For the six months ended September 30, 1997, the Fund incurred Management fees of $86,818 of which $66,278 was voluntarily waived.

    Specific details as to the nature and extent of the services provided by the Adviser and the Sub-Adviser are more fully defined in the Fund's Prospectus and Statement of Additional Information.

B)  DISTRIBUTION AND SERVICE FEES:

    The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 (the "Rule") under the Investment Company Act of 1940. Under one part of the Plan, with respect to Class A Shares, the Fund is authorized to make service fee payments to broker-dealers or others ("Qualified Recipients") selected by Aquila Distributors, Inc. (the "Distributor"), including, but not limited to, any principal underwriter of the Fund, with which the Distributor has entered into written agreements contemplated by the Rule and which have rendered assistance in the distribution and/or retention of the Fund's shares or servicing of shareholder accounts. The Fund makes payment of this service fee at the annual rate of 0.25% of the Fund's average net assets represented by Class A Shares. For the six months ended September 30, 1997, service fees on Class A Shares amounted to $2,537, of which the Distributor received $143.

    Under another part of the Plan, the Fund is authorized to make payments with respect to Class C Shares to Qualified Recipients which have rendered assistance in the distribution and/or retention of the Fund's Class C shares or servicing of shareholder accounts. These payments are made at the annual rate of 0.75% of the Fund's net assets represented by Class C Shares and for the six months ended September 30, 1997, amounted to $1,745. In addition, under a Shareholder Services Plan, the Fund is authorized to make service fee payments with respect to Class C Shares to Qualified Recipients for providing personal services and/or maintenance of shareholder accounts. These payments are made at the annual rate of 0.25% of the Fund's net assets represented by Class C Shares and for the six months ended September 30, 1997, amounted to $581. The total of these payments with respect to Class C Shares amounted to $2,326, of which the Distributor received $2,307.

    Specific details about the Plans are more fully defined in the Fund's Prospectus and Statement of Additional Information.

    Under a Distribution Agreement, the Distributor serves as the exclusive distributor of the Fund's shares. Through agreements between the Distributor and various broker-dealer firms ("dealers"), the Fund's shares are sold primarily through the facilities of these dealers having offices within the Fund's general investment region, with the bulk of sales commissions inuring to such dealers.

For the six months ended September 30, 1997, the Distributor received sales commissions in the amount of $864.

4.  PURCHASES AND SALES OF SECURITIES

    For the six months ended September 30, 1997, purchases of securities and proceeds from the sales of securities aggregated $4,656,760 and $1,708,899, respectively.

    At September 30, 1997, aggregate gross unrealized appreciation for all securities in which there is an excess of market value over tax cost amounted to $2,447,544 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over market value amounted to $156,891, for a net unrealized appreciation of $2,290,653.

5.  DISTRIBUTIONS

    The Fund anticipates that, to the extent necessary, income generated by its investment portfolio will be used primarily to offset the Fund's operating expenses. Whatever income that accrues above the level of the Fund's operating expenses will be distributed annually to shareholders. Net realized capital gains, if any, will be distributed annually to shareholders.

    Distributions are recorded by the Fund on the ex-dividend date and paid to shareholders in additional shares at the net asset value per share or in cash, at the shareholder's option. Due to differences between financial reporting and Federal income tax reporting requirements, distributions made by the Fund may not be the same as the Fund's net investment income, and/or net realized securities gains. There were no distributions made by the Fund during the six months ended September 30, 1997.

6.  CUSTODIAN FEES

    The Fund has negotiated an expense offset arrangement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. For the six months ended September 30, 1997, the Fund's custodian fees amounted to $1,615, all of which was offset by such credits. It is the general intention of the Fund to invest, to the extent practicable, some or all of cash balances in income-producing assets rather than leave cash on deposit with the custodian.

7.  CAPITAL SHARE TRANSACTIONS

Transactions in Capital Shares of the Fund were as follows:


                                 Six Months Ended          Period Ended
                                 Sept. 30, 1997           March 31, 1997*
                                Shares    Amount         Shares      Amount
CLASS A SHARES:
  Proceeds from shares sold     34,020    $ 486,707     125,725    $ 1,640,953
  Reinvested dividends and
    distributions                    -            -           -              -
  Cost of shares redeemed       (8,363)    (123,592)     (1,088)       (13,804)
    Net change                  25,657      363,115     124,637      1,627,149

CLASS C SHARES:
  Proceeds from shares sold     10,804      155,782      27,271        359,661
  Reinvested dividends and
    distributions                    -            -           -              -
  Cost of shares redeemed         (709)     (10,612)       (202)        (2,743)
    Net change                  10,095      145,170      27,069        356,918

CLASS Y SHARES:
  Proceeds from shares sold    146,662    2,166,269     674,409      8,688,849
  Reinvested dividends and
    distributions                    -            -           -              -
  Cost of shares redeemed         (100)      (1,544)   (103,802)    (1,260,018)

    Net change                 146,562    2,164,725     570,607      7,428,831

Total transactions in Fund
   shares                      182,314    $ 2,673,010   722,313    $ 9,412,898

* For the period from August 13, 1996 (commencement of operations) through March 31, 1997.

                         AQUILA CASCADIA EQUITY FUND
                           FINANCIAL HIGHLIGHTS
                              (UNAUDITED)

                                       Class A                         Class C                         Class Y
                                Six Months     Period(1)        Six Months       Period(1)      Six Months       Period(1)
                                Ended Sept.    Ended March      Ended  Sept.     Ended March    Ended Sept.      Ended March
                                30, 1997       31, 1997         30, 1997         31, 1997       30, 1997         31, 1997(1)
Net Asset Value, Beginning
  of Period                             $12.95       $12.00        $12.95          $12.00        $12.96           $12.00

Income from Investment Operations:
  Net investment income (loss)           (0.01)           -         (0.07)              -             -                -
  Net gain on securities
    (both realized and
    unrealized)                           3.00         0.95          2.99            0.95          3.00             0.96

  Total from Investment Operations        2.99         0.95          2.92            0.95          3.00             0.96

Less Distributions (note 5):
  Dividends from net investment income       -            -             -               -             -                -
  Distributions from capital gains           -            -             -               -             -                -

  Total Distributions                        -            -             -               -             -                -

Net Asset Value, End of Period          $15.94       $12.95        $15.87          $12.95        $15.96           $12.96

Total Return (not reflecting
  sales charge) (%)                      23.09#        7.92#        22.55#           7.92#        23.15#            8.00#

Ratios/Supplemental Data
  Net Assets, End of Period
    ($ thousands)                        2,396        1,615           590             350        11,447            7,393
  Ratio of Expenses to Average Net
    Assets (%)                            1.75*        1.18*         2.48*           1.22*         1.51*            1.24*
  Ratio of Net Investment Income to
    Average Net Assets (%)               (0.18)*       0.00*        (0.93)*          0.00*         0.06*            0.00*
  Portfolio Turnover Rate (%)            17.29#        3.53#        17.29#           3.53#        17.29#            3.53#
  Average commision rate paid** ($)      0.0663       0.0672          0.0663        0.0672        0.0663           0.0672

Net investment income per share and the ratios of income and expenses to average net assets without the Adviser's and Sub-Adviser's voluntary waiver of fees, the voluntary expense reimbursement and the expense offset in custodian fees for uninvested cash balances would have been:
Net Investment Income ($)                (0.10)           -         (0.15)              -         (1.58)               -
Ratio of Expenses to Average Net
    Assets (%)                            2.92*        4.79*         3.65*           5.55*         2.68*            4.54*
Ratio of Net Investment Income to
    Average Net Assets (%)               (1.36)*      (3.61)*       (2.10)*         (4.33)*      (1.11)*          (3.30)*


     #   Not annualized.
     *   Annualized.
     **  Represents the average per share broker commission rate paid by the Fund in connection with the execution of its portfolio transactions in equity securities on which commissions were charged.
     (1) For the period August 13, 1996 (commencement of operations) through
         March 31, 1997.

See accompanying notes to financial statements.